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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

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                                      FORM 8-K

                                   CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported)
                                 December 15, 1995

            Access Financial Manufactured Housing Contract Trust 1995-1,
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               by Cargill Financial Services Corporation, as Sponsor
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               (Exact name of registrant as specified in its charter)


          Delaware                 33-96500              41-1492786
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(State or other jurisdiction       (Commission         (IRS employer
 of incorporation)                  file number)       identification number)


                             c/o Cargill, Incorporated,
Attention: Phillip M. Fantle, Esq.,
6000 Clearwater Drive, Minnetonka, Minnesota                55343-9497
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(Address of principal executive offices)                    (Zip Code)


         Registrant's telephone number, including area code:  (612)984-3444


                                   Not Applicable
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           (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

          The exhibits shall be furnished in accordance with the provisions of
          Item 601 of Regulation S-K.

          EXHIBIT NO.    DESCRIPTION
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          20.1           Monthly Report for November 1995
          20.2           Monthly Report for December 1995

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 27, 1998

                                   CARGILL FINANCIAL SERVICES
                                   CORPORATION, as Sponsor


                                   By:  /s/  Robert D. Beach
                                        --------------------
                                        ROBERT D. BEACH
                                        Vice President

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                                 INDEX TO EXHIBITS


EXHIBIT
NUMBER    DESCRIPTION                                            PAGE
------    ---------------------------------------------          ----

20.1      Monthly Report for November 1995                       5
20.2      Monthly Report for December 1995                       13